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                                                                    Exhibit 10.6

THIS LEASE is made the       day of   One thousand nine hundred and

ninety seven

BETWEEN:

(1) BRITISH SKY BROADCASTING LIMITED whose registered office is at Grant Way Islewortli, Middlesex, TW7 5Q5. (hereinafter called "the Lessor")

(2) IBIS GROUP PLC. whose registered office is at (hereinafter called "the Lessee")

WITNESSES as follows:

1. IN this Lease the following expressions shall have the meanings ascribed to them hereunder viz:--

(a) "the Lessor" shall include the successors in title of the Lessor or other the reversioner for the time being immediately expectant on the Term hereby created and where appropriate shall be deemed to include any superior lessor

(b) "the Lessee" shall include the successors In title and permitted assigns of the Lessee

(c) "the Superior Lease" shall mean the lease dated 21st August 1990 and made between (1) Questsun Limited and (2) British Satellite Broadcasting Limited

(d) "the Superior Lessor" shall mean Wyndham Investments Limited and their successors in title or other reversioner for the time being immediately expectant on the term created by the Superior Lease

(e)   "the Term" shall mean the term of years hereby granted

(f)   "the Plans" shall mean the plans annexed hereto

(g) "the Estate" shall mean the property more particularly described in Part I of the First Schedule hereto

(h)   "the Building" shall mean the building forming part of the Estate and more
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      particularly described in Part II of the First Schedule hereto and (where the context so admits) each and every part thereof and all access ways leading thereto and therefrom garden and amenity areas thereof and all yards car parks and other areas used in connection therewith exclusively by the occupiers thereof for the time being

(i) "the demised premises" shall mean the premises demised by this Lease forming part of the Building and more particularly described in Part III of the First Schedule hereto and which expression shall where the context admits include each and every part thereof and all appurtenances and services thereof and all buildings and erections thereon together with all alterations additions and improvements at any time and from time to time thereto and all landlord's fixtures and fittings of every kind which shall from time to time be in or upon the demised premises whether originally affixed or fastened to or upon the same or otherwise

(j)   "the full reinstatement value" shall mean the cost (including Value Added
      Tax) which in the reasonable opinion of the Superior Lessor would be likely to be incurred (including all professional fees and fees payable to the Local Authority) in reinstating the Building and any access thereto in accordance with the requirements of the Superior Lease at any time during the period in which any insurance policy or policies shall be in force including (but without prejudice to the generality of the foregoing) the anticipated increase (if any) in the cost of labour and/or materials during such period and any additional cost which in the reasonable opinion of the Superior Lessor might be incurred in reinstating the Building in accordance with the Planning Acts (as hereinafter defined) building regulations and bye--laws in force at the time of reinstatement

(k) "the insured risks" shall mean such risks as may at the discretion of the Superior


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      Lessor from time to time be included in any policy of insurance effected under the terms of the Superior Lease including (but without prejudice to the generality of the foregoing) risks in respect of loss or damage by fire lightning explosion aircraft (other than hostile aircraft) and other aerial devices or articles dropped therefrom earthquake riot and civil commotion and malicious damage storm or tempest bursting or overflowing of water tanks apparatus or pipes flood impact by road vehicles subsidence landslip settlement and heave architect's surveyor's and other professional fees demolition and site clearance and related costs incurred in shoring up any land or building damage to or breakage of plate glass property owners liability and public and third party liabilities and insurance against personal injury and damage to property under the Defective Premises Act 1972 and any other similar statute for the time being in force and such other risks or insurance as may from time to time be required by the Superior Lessor in order to safeguard the Superior Lessor's the Lessor's and the Lessee's respective interests in the demised premises the Estate and/or the Building

(1) "the loss of rent" shall mean the loss of rent and Service Charge (as hereinafter defined) payable under this Lease for such period (being not less than three years) as may be reasonably required by the Lessor from time to time having regard to the likely period required for reinstatement in the event of either partial or total destruction of the Building or any part thereof or of any access thereto in an amount which would take into account potential increases of rent in accordance with the rent review provisions hereinafter contained

(m) "the Planning Acts" shall mean the Town and Country Planning Acts 1971 to 1990 or any statutory modification replacement or re--enactment thereof for the time being in force and any regulations or orders made or having effect thereunder


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(n)   "planning permission" shall mean any permission consent or approval given or deemed to be given under the Planning Acts

(o)   "development" shall bear the same meaning as in the Planning Acts

(p) "event of corporate insolvency" shall mean where a Company shall enter into liquidation whether compulsory or voluntary (save for the purpose of reconstruction or amalgamation) or it shall suffer an Administration Order to be made under the Insolvency Act 1986 or if a Receiver or an Administrative Receiver or an Administrator shall be appointed over all or any of its assets

(q) "event of personal insolvency" shall mean where an individual shall become insolvent or bankrupt or have a Receiving Order or a Bankruptcy Order or an Interim Order made against him or her under Part VIII of the Insolvency Act 1986 or such individual shall be unable (or have no reasonable prospect of being able) to pay a debt with the meaning of Section 267 and or Section 268 and/or Section 269 of the said Act

(r) "the Services" shall mean any services provided any works carried out and any obligations undertaken by the Lessor hereunder or by the Superior Lessor for the benefit of the Lessee for or in respect of the Estate and the Building or any part or parts thereof and the occupiers thereof or otherwise for the upkeep repair maintenance decoration replacement reinstatement management lighting heating cleaning security and control of the Estate and/or the Building save in respect of any parts of the Estate and/or Building hereby demised to the Lessee or demised to any other occupiers thereof

(s) "the Lessor's Expenses" shall mean the cost incurred by the Lessor in the supply and provisions of the Services under the heads of expenditure set out in the Third


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       Schedule hereto

(t) "the Principal Charge" shall mean the proportion of the Lessor's Expenses incurred by the Lessor in the provision of the Services which benefit or are intended to benefit the Estate calculated and payable according to the provisions of the Third Schedule hereto

(u) "the Supplementary Charge" shall mean an amount equal to twenty--five per centum (25%) of the Lessor's Expenses incurred by the Lessor in the provision of the Services which benefit or are intended to benefit the Building calculated and payable according to the provisions of the Third Schedule hereto

(v) "the Lessor's Financial Year" shall mean such annual period as the Lessor may in its discretion determine as being that to which the accounts of the Lessor's Expenses relate

(w) "the Certificate" shall mean a certificate prepared annually and served by the Lessor or (at the discretion of the Lessor) by the Lessor's auditors surveyors accountants or managing agents as soon after the end of the Lessor's Financial Year as may be practicable certifying the amounts of the Lessor's Expenses and the Principal Charge and the Supplementary Charge

(x) except where the context otherwise requires covenants given by more than one person shall be deemed to have been given jointly and severally and (where by an individual) shall be binding on and enforceable against such individual's personal representatives

2. IN consideration of the rents hereinafter reserved and of the Lessee's covenants hereinafter contained the Lessor HEREBY DEMISES unto the Lessee ALL THOSE the demised premises TOGETHER with the rights set out in Part I of the Second Schedule hereto insofar as the Lessor is entitled to grant the same but EXCEPTING AND RESERVING unto the Lessor or the Lessor's tenants or occupiers of the Building and the Estate for the time


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being and any adjoining or neighbouring premises and to all others persons now or during the Term entitled thereto as set out in Part II of the Second Schedule hereto insofar as the Lessor is empowered to do so TO HOLD the demised premises (subject to all rights and easements affecting the same) unto the Lessee for the term commencing on 7th January 1998 and expiring on 20th August 2015 YIELDING ANTD PAYING THEREFOR yearly and proportionately for any fraction of a year FIRST
(a) for the period from 7th January 1998 to 6th January 2000 the annual rent of FORTY ONE THOUSAND NINE HUNDRED AND FORTY FIVE POUNDS ((pound)41,945.00) (b) thereafter during the Term the Clear yearly rent of EIGHTY THREE THOUSAND EIGHT HUNDRED AND NINETY FIVE POUNDS ((pound)83,895.0O) (subject to variation as hereinafter mentioned) SUCH rent to be paid by equal quarterly payments in advance by means of a Bankers Standing Order if so required by the Lessor on the usual quarter days in every year during the Term without any deduction whatsoever and SECONDLY by way of additional or further rent on demand the moneys referred to in Clauses 3(2)(4) and (34) hereof all such sums being recoverable as rent AND IT IS hereby agreed and declared that the rents the Principal Charge the Supplementary Charge and all other monies payable by the Lessee hereunder and which may at any time during the Term be subject to Value Added Tax shall be considered to be tax exclusive sums and that Value Added Tax at the current rate shall (where applicable) be payable by the Lessee in addition thereto (but excluding any payable by the Lessor occasioned by receipt of the rents and charges hereby made payable or by any disposition or dealing with or ownership of any interest reversionary to the interest created by this Lease)

3. THE Lessee to the intent that such covenants shall (where the context so allows) apply during the Term and any period of holding over or any extension or continuance thereof whether by statute or at common law HEREBY COVENANT'S with the Lessor as follows:


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(1)   to pay the rents hereby reserved at the times and in the manner aforesaid without any deduction whatsoever

(2)   to pay to the Lessor the Principal Charge and the Supplementary Charge

(3) to bear pay and discharge (in addition to the said rents) all existing and future rates taxes duties charges assessments impositions and outgoings whatsoever whether parliamentary parochial or of any description which are now or which may at any time during the Term be assessed charged or imposed upon or payable in respect of the demised premises or on the owner or occupier in respect thereof (but excluding any payable by the Lessor occasioned by receipt of the rents and charges hereby made payable or by any disposition or dealing with or ownership of any interest reversionary to the interest created by this Lease)

(4) to reimburse the Lessor forthwith for any sums paid or payable in respect of the demised premises by the Lessor for any such rates taxes charges assessments impositions and outgoings whatsoever whether parliamentary parochial local or of any other description which now are or which may at any time during the Term be payable by the owner or occupier of the demised premises PROVIDED ALWAYS that if any such amount so paid by the Lessor includes any sum in respect of the Building and/or the Estate as a whole with or without other premises then the proportion of such amount applicable to the demised premises for the purpose of ascertaining the liability of the Lessee hereunder shall be conclusively certified save in the case of arithmetical or other manifest errors by the Lessor's surveyor acting as an expert and not as arbitrator

(5) at the cost of the Lessee from time to time and at all times during the Term to put and keep the demised premises both inside and outside including the fixtures fittings and

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      additions thereto and water and sanitary apparatus and all electrical systems therein and the central heating and air conditioning systems (if any) sewers drains (including those up to the point of connection with the public sewer or common drain) conduits and pipes exclusively serving the demised premises gutters and roofs foundations walls timbers doors windows internal passageways walls easements and appurtenances thereof in good and substantial repair condition and decoration and safe working order And the liability of the Lessee in this respect shall not be affected or qualified by reason of the present age or state of repair of the existing building comprising the demised premises or any part thereof or the services thereof (damage by any of the insured risks excepted save and only to the extent that any policy or policies of insurance relating to the demised premises shall be vitiated in whole or in part by reason of any act by the Lessee) and if at any time during the Term whether by reason of its age or state of dilapidation or requirement of any competent authority or otherwise it shall become necessary for the purpose of complying with the covenant on the part of the Lessee herein contained or otherwise for the purpose of maintaining such existing building in a proper condition to rebuild renew or replace the said building or any part thereof or any service or system as aforesaid then the Lessee shall at the Lessee's own expense and with all practical speed and under the inspection and to the reasonable satisfaction of the Lessor's surveyors and in accordance with the plans and specifications to be previously approved by them such approval not to be unreasonably withheld refused or delayed carry out such rebuilding replacement or renewal AND to deliver up the demised premises to the Lessor together with all additions and improvements made thereto in the meantime and all fixtures and fittings of any kind in or upon the demised premises and which may during the Term be


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      affixed or fastened to or upon the same (except tenant's fixtures and fittings which may be removed by the Lessee and if required by the Lessor are to be removed by the Lessee who shall in either such event make good any damage caused thereby) in such good and substantial repair condition and decoration and working order as are in accordance with the covenants on the Lessee's part herein contained with vacant possession at the expiration or sooner termination of the Term And if so reasonably required by the Lessor at the expiration or sooner determination of the Term at the Lessee's own cost to reinstate and make good the demised premises and restore the same as if any improvements carried out at the cost of the Lessee during the Term had not been made

(6) in the year 2000 and thereafter in every subsequent fifth year of the Term and in the last year of the Term (however it may be terminated) to paint all the inside wood and iron and stucco and cement parts usually painted of the demised premises with three coats of good quality paint whereso usually treated in a proper and workmanlike manner and after every internal painting to stop grain varnish wash and apply three coats of paint to and on all such parts as have previously been so treated and to repaper with paper of as good quality as would be equivalent at least to the painting as aforesaid such parts as were previously papered and to the approval of the Lessor such approval not to be unreasonably withheld refused or delayed Provided that in the last year of the Term the tints colours and patterns of all such works of internal decoration shall be approved by the Lessor in writing such approval not to be unreasonably withheld refused or delayed

(7) at all times during the Term to keep the demised premises sufficiently supplied and equipped with fire fighting and extinguishing apparatus and appliances which shall


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      have been notified in writing to the Lessee as reasonably required from time to time by the Lessor or the Local Authority or the insurers of the demised premises which shall be open to inspection by the Lessor or other authorised persons on demand and maintained to their reasonable satisfaction and also not to obstruct the access to or means of working such apparatus and appliances by the Lessee's operations at or connected with the demised premises and at all times during the Term to comply with all reasonable recommendations which shall be notified in writing to the Lessee from time to time by the Lessor and the insurers of the Building and the Local and Fire Authorities as to fire precautions relating to the demised premises

(8) at all times during the Term to keep the demised premises in a clean and tidy condition and clear of all rubbish and to clean at least once every month the inside and outside of the windows and window frames and any plate glass of the demised premises and all glass (if any) in the entrance doors thereto

(9)   (a)   at all times during the Term to comply in all respects with the provisions and requirements of the Planning Acts and of all planning permissions so far as the same respectively relate to or affect the demised premises or any part thereof or any operations works acts or things already or hereafter during the Term to be carried out executed done or omitted thereon or the use thereof for any purpose;
            and

      (b) during the Term so often as occasion shall require at the expense in all respects of the Lessee to obtain all such planning permissions and serve all such notices as may be required for the carrying out of any operations on the demised premises or the institution or continuance thereon of any use thereof which may constitute development but so that no application for planning


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            permission shall be made without the previous written consent of the
            Lessor which shall not be unreasonably withheld refused or delayed in respect of any such operation or use which is either permitted hereunder or for which the Lessor's consent has been obtained; and

      (c) subject only to any statutory direction to the contrary to pay and satisfy any charge or levy that may now or hereafter be imposed under the Planning Acts or any Finance Act now or during the Term in force in respect of the carrying out or maintenance of any such operations or the institution or continuance of any such use as aforesaid; and

      (d) notwithstanding any consent which may be granted by the Lessor under this Lease not to carry out or make any alteration or addition to the demised premises or any change of use thereof (being an alteration or addition or change of use which is prohibited by or for which the Lessor's consent is required to be obtained under this Lease and for which a planning permission needs to be obtained) before all necessary notices under the Planning Acts in respect thereof have been served or before all such notices and all such necessary planning permissions have been produced to the Lessor and acknowledged by the Lessor in writing as satisfactory to the Lessor But so that the Lessor may refuse so to express satisfaction with any such notice or planning permission on the ground that anything contained therein or omitted therefrom or (as regards planning permission) the period thereof would in the reasonable opinion of the Lessor's surveyor be prejudicial to the Lessor's interest in the demised premises whether during the Term or following the determination or expiration thereof; and


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      e)    unless the Lessor shall otherwise direct to carry out and complete before the expiration or sooner determination of the Term:

            (i) any works stipulated to be carried out to the demised premises by a date subsequent to the expiration or sooner determination as a condition of any planning permission granted to the Lessee for any development begun by the Lessee before such expiration or determination; and

            (ii) any development begun by the Lessee upon the demised premises in respect of which the Lessor shall or may be or become liable for any charge or levy under the Planning Acts or any Finance Act as aforesaid; and

      (f) if and when called upon so to do to produce to the Lessor or the Lessor's Surveyor all such plans documents and other evidence as the Lessor may reasonably require in order to satisfy the Lessor that the provisions of this covenant have been complied with in all respects

(10) at all times during the Term to observe and comply in all respects with the provisions and requirements of any and every enactment (which expression in this covenant includes as well any and every Act of Parliament already or hereafter during the Term to be passed and any and every order regulation and bye--law already or hereafter during the Term to be made under or in pursuance of any such Act) so far as they relate to or affect the demised premises or any additions or improvements thereto or the user thereof for any purpose for which the demised premises are actually used or the use or employment therein of any person or persons or any fixtures machinery plant or chattels for the time being affixed thereto or being thereupon or used for the purposes thereof and to execute all works and provide and maintain all arrangements


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      which by or under any enactment or by any government department local authority or other public authority or duly authorised officer or Court of competent jurisdiction acting under or in pursuance of any enactment are or may be directed or required to be executed provided and maintained at any time during the Term upon or in respect of the demised premises or any additions or improvements thereto or in respect of any such user thereof or employment therein of any person or persons or fixtures machinery plant or chattels as aforesaid whether by the owner or occupier thereof and to indemnify the Lessor at all times against all costs charges and expenses incidental to the execution of any works or the provision or maintenance of any arrangements so directed or required as aforesaid and not at any time during the Term to do or omit or suffer to be done or omitted on or about the demised premises any act or thing by reason of which the Lessor may under any enactment incur or have imposed upon the Lessor or become liable to pay any penalty damages compensation costs levy charges or expenses

(11) without prejudice to any other provision of this Lease to comply in all respects with the requirements of the Public Health Acts and the Offices Shops and Railway Premises Act 1963 or any act or acts amending or replacing the same or any of them or any rules or regulations made thereunder whether imposed upon the Lessor or on the Lessee relating to the Lessee's use and occupation of the demised premises and at all times during the Term to indemnify and keep indemnified the Lessor against the consequence of any breach or non--observance thereof and without prejudice to the generality of the foregoing not to permit or suffer to be working in the demised premises at any time such a number of persons that the requirements as to sanitary conveniences and washing facilities prescribed by any of the said Acts will in any way


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be infringed

(12) forthwith to notify the Lessor or the Lessor's agents of any defect in the demised premises or any part or parts thereof which might give rise to a duty under the Defective Premises Act 1972 or any similar Act or any statutory modification or re--enactment thereof for the time being in force

(13) within seven days of receipt thereof by the Lessee to give the Lessor full particulars of any notice or order or proposal for a notice or order served upon the demised premises or upon the Lessee by the local authority or any body or corporation under any statute and if so reasonably required by the Lessor to produce the same and at the reasonable request and cost of the Lessor make or join in making such objections or representations in respect of any proposal as the Lessor may reasonably require PROVIDED THAT the Lessee shall not be obliged to join in any such objections or representations in circumstances where it is of the reasonable opinion that the same are not in its interests

(14) not to use the demised premises other than as offices or any use as referred to in Class B(1) of the Town and Country Planning (Use Classes) Order 1987 and not to use the demised premises nor permit or allow them to be used for any other purpose whatsoever

(15) not to carry on or permit or suffer to be carried on upon the demised premises any trade or occupation or do or suffer any act or thing which may increase the premium payable for insurance of the Building and/or the Estate against any of the insured risks or the loss of rent or which may make void or voidable any policy for any such insurance and in case of any increase in any such premium caused by the Lessee or any servant agent or visitor of the Lessee as aforesaid the same shall be deemed to be


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      included in and recoverable as part of the rent hereby reserved but such provisions shall be without prejudice to the Lessor's right of action against the Lessee in respect of any contravention of this sub--clause

(16) not at any time to use the demised premises or any part thereof or allow the be used for any public meeting public exhibition or public entertainment or for any illegal or immoral purpose or for any noisy noxious or offensive trade manufacture business or occupation nor shall the Lessee commit any wilful or voluntary waste spoil or destruction in or upon the demised premises nor allow any sale by auction to be held on the demised premises nor permit any musical instrument gramophone wireless loudspeaker television or similar apparatus to be played or used thereon so as to be audible from outside the demised premises nor permit or suffer the demised premises to be used as a residence or sleeping place for any person or persons nor for the purpose of any betting transaction within the meaning of the Betting Gaming and Lotteries Act 1963 or for gaming within the meaning of the Gaming Act 1968 or any statutory modifications or re--enactment's thereof with or between persons resorting to the demised premises or for a club where intoxicating liquor is supplied to members or their guests and not to make or permit or suffer to be made any application for a betting office licence or a licence or registration under the Gaming Act 1968 or any statutory modification or re--enactment thereof in respect of the demised premises or any part thereof

(17) not to do or knowingly to permit or suffer to be done in or upon the demised premises or any part thereof anything which shall or may be or become or cause a nuisance damage annoyance inconvenience disturbance injury or danger to the Lessor or the owners lessees or occupiers of the Building or the Estate or any adjoining or


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      neighbouring premises and to keep the Lessor fully and effectually indemnified against all actions proceedings damages costs expenses claims and demands whatsoever arising out or of in consequence of any breach or non--observance of this covenant

(18) not knowingly to permit or suffer any encroachment to be made or easement to be acquired on or over the demised premises and in particular not to allow any right of access of light or air from or over the demised premises or from the Building to any neighbouring property outside the Estate to be acquired and if any encroachment or easement shall be made or threatened to be made or if any window or opening shall be made threatened to be opened or made in any neighbouring building (whether already or hereafter during the Term to be erected) which if not obstructed might by lapse of time confer the right to such access of light or air in favour of any such neighbouring property upon the same coming to the attention of the Lessee forthwith to give notice to the Lessor and at the cost of the Lessee to do all such things as may be proper for the purpose of preventing the making of such encroachment or the acquisition of such easement or right

(19)  (1)   (a)   not to assign or underlet or part with possession or share the occupation of part or parts only of the demised premises save by way of underletting or permitted by the provisions of sub--clause 19(5) hereof PROVIDED ALWAYS that nothing in this sub--clause shall preclude the Lessee from sharing possession or occupation of the demised premises with any Associated
                  Company of the Lessee on condition (i) that no relationship of landlord and tenant shall be created thereby between the Lessee and any such Associated Company and in particular (but without prejudice to the generality of the foregoing) that


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                  such sharing of possession or occupation shall be in such a manner as to ensure that any such Associated Company does not acquire any rights under Part II of the Landlord and Tenant Act 1954 or any Act amending or replacing the same and (ii) that the Lessor shall be given prior written notice with full relevant particulars of any such sharing of possession or occupation proposed to take place and (iii) that upon any such Associated Company ceasing to be an Associated Company of the Lessee for the time being of the demised premises any such sharing of possession or occupation shall immediately cease and determine and the Associated Company shall forthwith vacate the demised premises For the purpose of this proviso the expression "Associated Company" means any Subsidiary Company of the Lessee or any company of which the Lessee is a Subsidiary Company or any company whose Holding Company is the Holding Company of the Lessee and the expressions "Subsidiary Company" and "Holding Company" shall have the meanings assigned to them by Section 736 of the Companies Act 1985; and


            (b)   (i)   not to assign underlet or part with or share possession
                        or occupation of the demised premises as a whole except subject to the conditions hereinafter appearing and not without the previous consent in writing of the Lessor such consent not to be unreasonably withheld or delayed
                        PROVIDED THAT (and the parties hereto agree and declare that) it shall not be unreasonable for the Lessor to withhold the consent where


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                  (a)   there exists a material subsisting breach of the
                        covenants on the part of the Lessee contained in this Lease or

                  (b) the intended assignee does not meet the requirements of sub--clause (c) hereof unless the Lessee guarantees the performance by the intended assignee in the form of the Authorised Guarantee Agreement contained in the Fifth Schedule hereto

            (c)   (i)   On any assignment of the Lease by the Lessee PROVIDED
                        THAT either:

                  (a) any assignee is at that time of comparable financial standing to that of the Lessee as at the date hereof and without prejudice to the generality of the foregoing meets the minimum criteria specified in sub--clause
                        (iii) hereof ("the minimum criteria") or

                  (b) a guarantor of the intended assignee (hereinafter called "the Guarantor") is of comparable financial standing to that of the Lessee at the date hereof and without prejudice to the generality of the foregoing meets the minimum criteria so that the Lessor is in its reasonable discretion satisfied that by releasing the Lessee from its obligations contained in this Lease the value and marketability of the Lessor's interest in the demised premises would not be materially prejudiced and

            (ii) the Lessor's formal licence to the assignment has been obtained in accordance with the provisions of this Lease and the Guarantor of the intended assignee covenants with the Lessor in the terms as set out in the Guarantor's covenant contained in the Fourth Schedule of this Lease then the Lessor will in such circumstances on formal application and at the reasonable cost of the Lessee release the Lessee from its covenants contained in this Lease

            (iii) the minimum criteria for the purposes of paragraph (c)(i)(a)
                  hereof means that

                  (a) at the time of the application for the Lessor's Licence ("the Application Date") to the intended assignment its annual profits before tax in each of the three consecutive and complete trading years immediately preceding the Application Date exceed an amount representing the Rent at the Application Date multiplied by three and that its net shareholders funds (as shown in its latest individual audited accounts) were not less than five times the Rent as evidenced by a set of properly audited accounts the latest set of which was dated not earlier than nine months before the Application date;

                  (b) such audited accounts have been prepared in each case on a consistent basis in accordance with the standard and criteria of accounting practice most commonly adopted by UK Companies in the area of business in which the said assignee or Lessee operates; and

                 (c) a letter confirming and evidencing the above requirements is issued and addressed to the Lessor by the auditors who have prepared the most recent set of published accounts

      (2) Upon every application for consent required by this clause 3(19) to disclose to the Lessor such information relevant to the application and as to the terms proposed as the Lessor may reasonably require

      (3) the Lessor may in the Lessor's absolute discretion require as a condition of the grant of any consent to any such permitted assignment or sub--letting or other dealing with the demised premises an express covenant by the proposed assignee or sub--tenant directly with the Lessor to observe and perform the covenants by the Lessee and the conditions herein contained including a covenant not further to assign or underlet or part with or share the possession of the whole or any part or parts of the demised premises except as aforesaid and (in the case of an assignee) to pay the rents the Principal Charge and the Supplementary Charge and other moneys payable hereunder PROVIDED FURTHER that any such sub--letting must be made subject to the like provisions of those contained in this sub--clause

      (4) not to underlet or agree to underlet the demised premises or any part or parts thereof except at the rack rental market value for the time being without taking a fine or premium such rent not being less than the rents then reserved and made payable by the Lessee under this Lease

      (5) not to underlet any part (as opposed to the whole) of the demised premises have (i) for a term of less than five years and (ii) for a single underletting of a whole floor of the demised premises and (iii) with the Lessor's prior written consent such not to be unreasonably withheld refused or delayed and (iv) in such manner as to procure that prior to the grant of such underletting and prior to the taking by such sub--tenant of any possession or occupation of that part of the demised premises proposed to be underlet the Lessee and the proposed sub--tenant shall obtain from a Court of competent jurisdiction an Order excluding the application of Sections 24--28 of the Landlord and Tenant Act 1954 to such sub--tenancy

      (6) within one calendar month after any permitted dealings as aforesaid (save any sharing of possession or occupation with any associated company) or of any devolution on death or any licence or permission given by the Lessor to any person or company to occupy or use the demised premises to give without any demand by any person to the Lessor's Solicitors notice in writing with particulars of the name and address in whose favour such dealing or other matter shall have been effected and of the terms period and rent payable in respect thereof paying at the same time to the Lessor's solicitors a fee of Twenty--five Pounds or such greater fee as may from time to time be reasonable for dealing with such registration and any fee payable to any superior lessor produce to such solicitors for registration a certified copy of the original instrument effecting the dealing or disposition

(20)  (a)   not to load nor to use or permit or suffer to be loaded or used the structure of the demised premises or the Building in any manner which will in any way strain or interfere with or in the reasonable opinion of the Lessor cause damage to the main members or structure thereof

      (b) not to place or cause to be placed or suffer to remain any goods parcels refuse or rubbish in or about the staircases lifts corridors landings passages entrances forecourts service areas or courtyards (if any) of or within the curtilage of the Building and/or the Estate nor otherwise obstruct the same nor knowingly to allow or permit persons to loiter or congregate therein or thereon and in all respects to conform to such reasonable rules and regulations (including regulations as to the method of bringing and carrying telephone and other wires into the demised premises) as the Lessor may from time to time make and notify to the Lessee in writing for the orderly convenient and healthy management of the Building and the Estate and of any convenience thereof or outside the same

      (c) not to stop up or obstruct in any way whatsoever or permit oil grease or other deleterious matter or substance to enter the drains and sewers serving the demised premises and to employ such plant for treating any deleterious effluent before permitting the same to enter such drains and sewers as may be reasonably required from time to time in accordance with the best modern practice

      (d) not to keep or permit or suffer to be kept upon any part of the demised premises any animals or livestock whatsoever

(21)  (a)   not any time knowingly to permit or cause goods to be deposited or placed outside the Building or the demised premises nor upon any part of the loading and unloading areas (if any) at the Estate save temporarily so far as is necessary to load and unload goods to the demised premises nor knowingly to permit or cause vehicles to park in any such areas except so far as is necessary to load and unload goods to the demised premises and not to knowingly permit or cause any obstruction whatsoever to or in any such areas and in case of any breach of the conditions contained in this sub--clause contained the Lessor shall at any time without notice to the Lessee have the right by the Lessor's servants agents or workmen to remove such obstruction and if necessary for this purpose the like right to enter into upon the demised premises or any part thereof

      (b) not to do or knowingly permit any act or thing whereby any road yard forecourt path or passage appurtenant to the demised premises or to the Building or to the Estate may be damaged or obstructed or the fair use thereof by others may be impeded or hindered in any manner whatsoever and not to exhibit place or put any articles of any kind whatsoever outside the demised premises or the Building or permit any trading therein or thereon except inside the demised premises

(22)  (a)   not at any time during the Term without the Lessor's consent which shall not be unreasonably withheld refused or delayed to make any alteration or addition to the electrical installation of the demised premises and then only in accordance with the terms and conditions laid down by the Institution of Electrical Engineers and the Regulations of the Electricity Supply Authority

      (b) not at any time during the Term without the consent of the Lessor which shall not be unreasonably withheld refused or delayed and of any insurers of the demised premises or of the Building to store or permit to be stored in the demised premises or any part thereof any petrol or other specially inflammable explosive or combustible substance

      (c) not to install or permit or suffer to be installed any machinery in or on the demised premises nor any fire burning apparatus except of a type to be first approved by the Lessor such approval not to be unreasonably withheld refused or delayed

(23) not at any time during the Term to set up any bill placard poster signboard advertisement or lettering on the exterior of the demised premises or in such a position so visible from the exterior of the demised premises (including any model sign placard board or notice whether illuminated or not) Provided that this covenant shall not apply to notices or advertisements in regard to any businesses carried on upon the demised premises as aforesaid if such notices are indicated in a manner provided for the Building and/or the Estate and which shall not in the reasonable opinion of the Lessor prejudice the amenities of the Building and the Estate and provided the design and position of lettering and the position and general character of the notices advertisements or signs shall have previously been approved in writing by the Lessor such approval not to be unreasonably withheld refused or delayed

(24) not at any time or times during the Term without the prior written consent of the Lessor such consent not to be unreasonably withheld refused or delayed to make or permit or suffer to be made any alterations modifications or additions to the demised premises or any of its services or make or permit or suffer to be made any change or addition whatsoever in or to the demised premises or to the Building or make or change the existing design or appearance or the external decorative scheme of the demised premises

(25) in case at any time during the Term any dispute shall arise between the Lessee and any other person relating to the demised premises at the Estate respectively vested in them or as to party or other walls rights drains watercourses or other easements rights or appurtenances whatsoever relating or belonging thereto or any repairs thereto or any nuisance or annoyance arising therefrom then and in every such case such dispute shall be referred to the determination and award of the Surveyor for the time being of the Lessor whose decision (save as to any matter of law) shall be final and binding upon the Lessee and whose costs and expenses shall be borne by the Lessee and any other such person in such manner as the said surveyor shall determine and award

(26) to permit the Lessor and all persons authorised by the Lessor with or without workmen and others at all reasonable times during the Term at reasonable hours during the daytime upon prior appointment and subject to supervision (except in case of emergency) to enter the demised premises:

      (a) to view their state and condition and to give to the Lessee notice in writing of all defects and defaults in repair for which the Lessee may be liable hereunder and the Lessee shall at the Lessee's own cost forthwith after such notice commence and diligently proceed with all works necessary to well and substantially repair and make good all such defects and defaults in repair to the demised premises according to the covenants in that behalf hereinbefore contained PROVIDED THAT if the Lessee shall neglect properly to execute such repairs it shall be lawful for the Lessor (but without prejudice to the right of re--entry hereinafter contained) at any time after the expiration of two months from the date of such notice as aforesaid (or immediately in case of emergency) to enter the demised premises and repair and make good all such defects and defaults in repair at the expense of the Lessee and the costs and expenses of such repairs together with interest thereon at the rate hereinafter specified from the date of expenditure to the date of payment shall be repaid by the Lessee to the Lessor on demand as liquidated damages and be recoverable forthwith by action or by distress as if such monies formed part of the rent payable hereunder

      (b) only to the extent that the same cannot be effectively or economically carried out from outside the demised premises for the purpose of carrying out the Lessor's obligations hereunder and cleansing amending decorating and repairing any adjoining premises and the Estate and all other things used in common with the demised premises and for the purpose of measuring the demised premises or inspecting the same for the purposes of rent review or for the preparation of sale or letting particulars

(27) to permit the Lessor during the last six months before the expiration of the Term if the Lessor so desires to fix in a conspicuous position on the demised premises which shall not unreasonably interfere with the Lessee's use and/or enjoyment and/or occupation of the demised premises in accordance with the terms of this Lease a notice board for the re--letting of the same and not to take down or obscure the said notice board and to permit all persons authorised by the Lessor to view the demised premises at reasonable hours in the daytime by prior appointment

(28) to indemnify the Lessor in respect of all actions proceedings costs claims and demands which might be made by any adjoining owner tenant occupier or any other person whatsoever or any competent authority and all liability which may be incurred by the Lessor by reason of:

      (a) any defect in the demised premises or in the execution of any alteration or addition to the demised premises carried out by the Lessee

      (b) any interference or alleged interference or obstruction by the Lessee of any right or alleged right of light air drainage or other right or alleged right now existing for the benefit of the Building and/or the Estate or of any adjoining or neighbouring property

      (c) any stoppage by the Lessee of the drains used in common with the owner or occupier of any other part of the Building and/or the Estate or of any adjoining or neighbouring property

      (d) all damage occasioned to the demised premises or to the Building and/or the Estate or to any adjacent or neighbouring premises or to any person caused by any act default or negligence of the Lessee the occupier or their respective servants agents or visitors

(29) to indemnify and keep indemnified the Lessor from and against legal liability in respect of all loss damage actions proceedings suits claims demands costs damages liabilities and expenses in respect of any injury to or death of any person or damage to any property movable or immovable by reason of or arising in any way directly or indirectly out of:

      (a) the non--performance or non--observance of any of the Lessee's covenants agreements conditions and stipulations on the Lessee's part herein contained or the repair or state of repair condition or existence or any alteration of or to the demised premises or to the user of the demised premises; and

      (b) anything now or hereafter during the Term erected by the Lessee and attached to or projecting from the demised premises; and

      (c) in respect of any act or default or omission of any person entering or occupying the demised premises and authorised by the Lessee to be there unless the same be occasioned by or result from the negligence or default of the Lessor's agents or employees

(30) to pay all costs charges and expenses (including solicitors' costs and surveyors' fees) properly incurred by the Lessor in all of the following cases:

      (a) for the purpose of or incidental to the preparation and service of any notice under Sections 146 or 147 of the Law of Property Act 1925 or any statutory re--enactment or modification thereof notwithstanding forfeiture for such breach shall be avoided otherwise than by relief granted by the Court; and

      (b) for the purpose of and incidental to the preparation and service of any notice relating to the repair and decoration of the demised premises in connection with delivery up thereof at the expiration or sooner termination of the Term; and

      (c) for the purpose of and incidental to the preparation and service of any notice relating to the repair and decoration of the demised premises at any time during the Term in accordance with the provision of Clauses 3(5) to 3(7) inclusive hereof the above costs charges and expenses (without prejudice to the generality of the foregoing) shall include all professional or other fees (including legal and surveyors' fees) incurred in the preparation of any schedules of dilapidation's and all subsequent fee properly incurred for the reasonable supervision of the works of repair and decoration to be carried out pursuant thereto

(31) to pay all costs charges and expenses incurred by the Lessor in abating a nuisance at the demised premises arising out of the act or default of the Lessee and executing all such works as may be necessary for abating such nuisance in compliance with a notice served by the Local Authority or otherwise

(32) to pay all reasonable and proper legal costs and Value Added Tax payable thereon incurred by the Lessor attendant upon or application made by the Lessee for a consent or licence here in before required or made necessary whether the same be granted or reasonably refused or granted subject to any lawful qualification or condition or whether the application be withdrawn

(33) to pay in addition to the rents the Principal Charge the Supplementary Charge and all other monies payable hereunder by or on behalf of the Lessee to the Lessor or any person acting on its behalf any Value Added Tax which is or may at any time hereafter become payable in respect thereof whether as a result of an election made by the Lessor pursuant to Clause 5(7) hereof or otherwise

(34) if the Lessee shall fail to pay any rent or insurance premium or any other money due hereunder or any Value Added Tax payable thereon within fourteen days of its due date then the Lessee shall (in addition to any sums outstanding) pay to the Lessor interest on any such sum or balance thereof so due at the rate of four per centum per annum above Barclays Bank PLC base lending rate for the time being in force from the date such sum or balance was originally due and payable until actual payment thereof

4.    THE Lessor HEREBY COVENANTS with the Lessee that:--

(1) the Lessee shall and may peaceably and quietly hold and enjoy the demised premises and all rights granted hereunder throughout the Term without any interruption from or by the Lessor or any person lawfully claiming through under or in trust for the Lessor or by title paramount

(2) the Lessor will use all reasonable endeavors to procure that the Superior Lessor complies with the covenants on its part contained in the Superior Lease as follows:

      (i) to insure and (unless the insurance so effected shall become void or voidable through or by any reason of any act neglect or default of the Lessee or the Lessee's servants agents licensees or visitors) to keep insured the demised premises against loss or damage by the insured risks in some insurance office or with underwriters of repute in the full reinstatement value thereof and for the loss of rent AND

            (a) with note of the Lessee's and any mortgagee's or charge's interest noted thereon

            (b) the Lessor will produce to the Lessee on demand (but not more often than once in any period of 12 months) and at the Lessee's expense a copy of the policy with a Schedule of the insurances and evidence of the payment of the last premium due AND in case of destruction or damage by fire or other insured risk (unless payment of any monies payable under any policy of insurance shall be refused either in whole or in part by reason of any act neglect or default of the Lessee or the Lessee's services agents licensees or visitors) to apply all policy monies (other than for loss of rent) received under or by virtue of any such insurance as aforesaid in rebuilding or reinstating the demised premises with all possible speed subject to the necessary labour and materials being procurable and subject to all statutory consents being obtained AND ALSO PROVIDED THAT if rebuilding or reinstatement shall (at the relevant time) prove to be legally impossible or impracticable and the insurance monies are paid out by the insurers such monies shall be paid to and retained by the Lessor the Lessor's own benefit

      (ii) at such times as the Lessor shall in its absolute discretion think fit it shall paint the rendered area on the front exterior fascia of the Building

      (iii) unless prevented by strikes lock--outs or other causes beyond the Lessor's control to use reasonable endeavours to provide the Services PROVIDED ALWAYS that the Lessor:

            (a) may from time to time in the Lessor's absolute discretion withhold add to extend vary and make any alterations in the provision of the Services or any of them if the Lessor at the Lessor's like discretion deems it desirable so to do for the more efficient conduct and management of the Building and/or the Estate

            (b) shall not be responsible for any inconvenience occasioned by the non--supply failure or breakdown of the Services or for an loss or damage suffered by the Lessee as a result thereof or occasioned by negligence or default of the Lessor's agents or employees in regard to the Services or the fulfillment or non--fulfillment of the Lessor's obligations hereunder in regard thereto unless the Lessor after having received notification of such failure non--supply or breakdown or negligence or default shall have failed to take prompt action to remedy the same and

            (c) shall not be under any liability hereunder by reason of any defect in or want of repair to the Building or any other part of the Estate unless notice of such defect or want of repair shall have been brought to the Lessor's attention and the Lessor shall for an unreasonable period have failed to remedy or repair the same

      AND the Lessor shall be free to make such alterations as it thinks fit to the layout of the Estate to the internal arrangement of the Building (other than the demised premises) and the access to the demised premises PROVIDED THAT such alterations shall not unreasonably interfere with the Lessee's use occupation or enjoyment of the demised premises

(3) the Lessor will comply with the covenants on the part of the tenant contained in the Superior Lease

5.    IT IS HEREBY AGREED THAT:

(1) Notwithstanding and without prejudice to any other remedies and powers herein contained or otherwise available to the Lessor if the rents the Principal Charge and the Supplementary Charge or any other payments hereby reserved or any part thereof shall be unpaid for fourteen days after becoming payable (whether formally demanded or not) or if any covenant on the Lessee's part herein contained shall not be performed or observed or if there shall be an event of corporate insolvency when the Lessee for the time being hereunder or the Surety thereof (if any) is a company or if there shall be an event of personal insolvency when the Lessee for the time being hereunder is an Individual or being more than one individual an event of personal insolvency in respect of any one of them or the Surety of any-one of them (if any) or if the Lessee or if there shall be more than one any one of them shall enter into any composition with his or their creditors or suffer any distress or execution to be levied on his or their goods then and in any such case it shall be lawful for the Lessor at any time thereafter to re--enter upon the demised premises or any part thereof in the name of the whole and thereupon this demise shall absolutely determine but without prejudice to any antecedent claim by the Lessor against the Lessee

(2) if the demised premises and/or the Building and/or the Estate or any part thereof shall at any time be destroyed or so damaged by the insured risks or any of them hereof so as to render the demised premises or the means of access thereto unfit for Occupation or use and the relevant policy or policies effected by the Lessor shall not have been vitiated or payment of the policy monies or in part in consequence of some act or default by the Lessee or the tenants licensees or visitors of the Lessee then and in such case the rents hereby reserved or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended and cease to be payable until the demised premises or the access shall again be rendered fit for Occupation and/or use or until the expiry of the period or such longer period for which the Lessor may have insured against loss of rent whichever shall be the sooner and in case of dispute as to the proportion or period of such abatement the same shall be referred to arbitration pursuant to the Arbitration Act 1996 or any statutory modification or re--enactment being in force Provided THAT if the Lessor shall for whatever reason have failed to substantially complete any works of repair or reinstatement of the demised premises and/or the Estate as the case may be or any part thereof 36 months from such damage or hall have the right at any time in writing served on the Lessor to terminate the Term but without prejudice to. any claim by the Lessee against the Lessor in respect of any antecedent breach of covenant or other claim

(3) nothing herein contained shall by implication of law or otherwise operate to confer on the Lessee any easement right or privilege whatsoever over or against the Building the Estate or any adjoining or other property belonging to the Lessor which might restrict or prejudicially affect the future re--building alteration or development of the Building the Estate or such adjoining or other property nor shall the Lessee be entitled to compensation for any damage or disturbance caused by or suffered through any such rebuilding alteration or development

(4) the Lessor shall not be responsible to the Lessee or any servants agents licensees or visitors of the Lessee or other persons in the demised premises or calling upon the Lessee for any accident happening or injury suffered or damage to or loss of any chattel or property sustained on or about the demised premises or in or about the Building or the Estate or the curtilages thereof unless occasioned by the negligence or default of the Lessor's agents or employees

(5) no acceptance of or demand or receipt for rent or the Principal Charge or the Supplementary Charge by the Lessor after knowledge or notice received by the Lessor or the Lessor's agents of any breach of any of the Lessee's covenants herein contained or implied shall operate as a waiver in whole or in part of any such breach or of the Lessor's rights of forfeiture or re--entry in respect thereof but any such breach shall for all the purposes of these presents be a continuing breach of covenant so long as such breach shall be subsisting and neither the Lessee nor any person taking any estate or interest under the Lessee shall be entitled to set up any such acceptance of or demand or receipt for rent or the Principal Charge or the Supplementary Charge as a defence in any action or proceeding by the Lessor

(6) insofar as Value Added Tax may not at the date hereof be charged by the Lessor on the rents and other monies payable by the Lessee hereunder the Lessor shall have the right at any time during the Term to elect that such rents and monies shall henceforth be subject to Value Added Tax at the rate or rates from time to time applicable thereto

(7) any wall dividing the demised premises from any other part of the Building shall be deemed to be a party wall within the meaning of Section 38 of the Law of Property Act 1925 and shall be repaired and maintained as such by the Lessee and the tenant and/or occupier of such other part of the Building

6.    IT IS HEREBY FURTHER AGREED that:

(1) at the expiration of the fifth year and each successive period of five years thereafter of the Term (the time in each case being computed from the date of the commencement of the Term and the date of expiration of each such successive period being hereinafter referred to as "the date of review") the yearly rent first hereinbefore reserved and for the time being payable hereunder shall be increased to an amount which shall represent the rack rental market value of the demised premises at each date of review

(2) the rack rental market value of the demised premises at each date of review shall be such an amount as may (either before or after the date of review) be agreed between the Lessor and the Lessee (or in default of such agreement determined in accordance with sub--clause (3) of this Clause) as representing the open market rental value of the demised premises let without premium for the residue of the original term hereby granted unexpired at the date of review or ten years whichever shall be the longer containing the same terms and conditions herein contained (mutatis mutandis other than the amount of rent hereby reserved but including the provision for rent review) as between a willing lessor and a willing lessee with vacant possession at the commencement of the said Term AND upon the assumptions (if not the facts) that:

      (i) the Lessor and the Lessee have complied with all the obligations on their respective parts imposed by these presents including in particular the repairing and decorating covenants as if these applied immediately prior to the date of review as though such date was at the termination of the Lease (but without prejudice to any rights of the Lessor in regard thereto)

(ii) the demised premises are fit for immediate occupation and use and are fully occupied with tenant's fixtures and fittings

(iii) no work has been carried out thereon by the Lessee or any underlessee or their predecessors in title during the Term which has diminished the rental value of the demised premises

(iv) in case the demised premises have been destroyed or damaged they have been fully restored

(v) the demised premises may be used for any purpose under the Planning Acts and without limitation

(vi) the Lessor has irrevocably undertaken not to charge Value Added Tax on the rent firstly reserved hereunder

AND there being disregarded any effect on rent of

(i) any goodwill attributable to the demised premises by reason of any trade or business carried on therein by the Lessee or any underlessee

(ii) the fact that the Lessee or any underlessee may have been in occupation of the demised premises

(iii) any rent free or reduced rent periods or premiums or other concessions which a willing lessor might give to a willing lessee in the open market at the relevant date of review

(iv) the fact that the Lessor has the right to elect that Value Added Tax be charged on the rent firstly reserved hereunder whether or not such right shall have been exercised

      (v) any effect on rent of any improvement to the demised premises or any part thereof approved by the Lessor in writing and carried out by the Lessee otherwise than in pursuance of any obligation on its part contained in this Lease

(3)   (i)   if the Lessor and the Lessee shall be unable to agree on the amount of the rack rental market value as aforesaid then the same shall be decided by a surveyor (who shall act and be deemed to act as an expert and not as an arbitrator) to be agreed upon by the parties hereto or in the event of failure so to agree by a surveyor to be nominated at the request at any time of either the Lessor or the Lessee by or on behalf of the President for the time being of the Royal Institution of Chartered Surveyors and either party may at any time from three months prior to the relevant review date without notice have the right to refer the matter to the said President or to such person on his behalf and the decision of such surveyor shall be binding on both the Lessor and the Lessee and the fees payable to any such surveyor in respect of any decision made by him shall be borne and paid by the parties hereto in such shares and such manner as he shall determine and such surveyor shall afford to each of the parties hereto an opportunity to make representations to him and if such surveyor shall die delay or become unwilling or incapable of acting or if for any other reason the President for the time being of the Royal Institution of Chartered Surveyors or the person acting on his behalf shall in his absolute discretion think fit he may by writing discharge such surveyor and appoint another in his place

      (ii) in the event of the determination of such surveyor not having been made and communicated to both parties hereto prior to the commencement of the review period for any reason whatever then in respect of the period of time (hereinafter called "the said interval") beginning with the said commencement and ending on the quarter day immediately following the date on which such determination shall have been made and communicated as aforesaid the rent payable hereunder shall continue to be paid at the rate payable immediately prior to the commencement of the review period (hereinafter called "the Rent") PROVIDED that at the expiration of the said interval there shall be due as additional rent payable by the Lessee to the Lessor on demand a sum of money equal to the amount whereby the reviewed rent shall exceed the Rent but duly apportioned in respect of the said interval TOGETHER with interest thereon calculated at the base lending rate for the time being in force of Barclays Bank PLC for the period from the relevant review date to the date of payment

(4) notwithstanding the decision of the expert hereinbefore referred to in no event shall the Rent payable by the Lessee to the Lessor after each date of review be less than the Rent payable by the Lessee to the Lessor immediately before such date of review

(5) if at any date of review the Lessor shall be obliged to comply with any Act of Parliament dealing with the control of rent and which shall restrict or modify the Lessor's right to revise or receive the Rent in accordance with the terms of these presents then the Lessor shall on each occasion that any such enactment is removed relaxed or modified be entitled on giving not less than one month's notice in writing to the Lessee expiring after the date of each such removal relaxation or modification to introduce an intermediate review date (hereinafter called "the intermediate review date") which shall be the date of expiration of such notice and the Rent payable hereunder from an intermediate review date to the next succeeding date of review or intermediate review date (whichever shall first occur) shall be determined in like manner as the Rent payable from each date of review as hereinbefore provided Save that only one intermediate review date notice may be served during any one period of review and save that no such notice may be served in respect of a period of review after the date of the next review period has been reached (but this shall not prevent further notices being served for subsequent review periods)

(6) if upon any such review as aforesaid it shall be agreed or determined that the Rent previously payable hereunder shall be increased the Lessor and Lessee shall enter into a written memorandum to be prepared by the Lessor signed by both parties recording the increased rent thenceforth payable and each party shall bear their own costs in connection therewith

7. IT IS HEREBY FURTHER AGREED that both the Lessor or the Lessee shall have the right to terminate this Lease on the fifth anniversary of the Term by one party giving to the other party not less than six months prior written notice of an intention to terminate the Lease any such termination shall be without prejudice to any claim that either party may have against the other for breaches of the provisions of this Lease

I N W I T N E S S whereof the parties hereto have executed this deed the day and year first before written

                               THE FIRST SCHEDULE

                                     PART I

                                 ("the Estate")

      ALL THAT property known as Lincolns Inn Lincoln Road High Wycombe Buckinghamshire shown edged yellow and green on the Plans but excluding any buildings thereon let to any other tenant

                                     PART II

                                ("the Building")

ALL THAT building known as Twyford Place Lincolns Inn aforesaid shown edged blue on the Plans

                                     PART III

                            ("the demised premises")

ALL THOSE premises known as Unit 2 Twyford Place Lincolns Inn aforesaid shown edged red on the Plans

                               THE SECOND SCHEDULE

                                      PART I

                                (Rights granted)

The right (in common with the Lessor and all others now or hereafter during the Term entitled to the like right):

1. to use all drains sewers channels and watercourses and water gas and electric conduits mains pipes wires and cables or conducting media and all or any other services now or hereafter provided for the demised premises ("the demised premises services") and laid in or over the demised premises and adjoining or neighbouring parts of the Building the Estate or in under or over any other property across which the Lessor shall have rights to carry the same for the passage of surface water and sewage from and water gas electricity and other services to and from the demised premises

2. to use such common roads and pathways as may from time to time be on the Estate for the purpose of access to and from the Building

3. to use seventeen car parking spaces on the Estate which shall be allocated from time to time in its absolute discretion by the Lessor

4. to use any loading bays or forecourt adjacent to the demised premises which may be made available by the Lessor for use by the Lessee from time to time during the Term whether within the curtilages of the Building or the Estate

5. of support shelter and protection for the demised premises from such parts of the remainder of the Building as presently afford the same

6. on giving reasonable notice (except in emergency) with or without workmen equipment and materials to enter so far as may be necessary or required and remains on other parts of the Building and/or the Estate adjoining the demised premises for the purposes of fulfilling its obligations hereunder and of repairing maintaining and rebuilding the demised premises and the demised premises' services including erecting any scaffolding which may be necessary or required PROVIDED THAT the persons exercising such rights shall cause as little inconvenience and interference as possible shall carry out any work expeditiously and shall forthwith make good any damage caused to any part of the Building and/or the Estate to the reasonable satisfaction of the owner for the time being thereof AND PROVIDED FURTHER THAT any scaffolding erected in the exercise of such rights shall be removed as soon as reasonably practicable

                                     PART II

                          (Exceptions and reservations)

1. The right to erect or consent hereafter to any person erecting a new building or to rebuild or to alter the Building or any building for the time being on the Estate or on any land adjoining neighbouring or opposite to the Estate and to let the same for any purpose or otherwise deal therewith notwithstanding that such may diminish or prejudicially affect the access of light or air or the right of support and shelter or any other liberty easement right or advantage enjoyed by the demised premises And the right to deal with the Building and any property adjoining opposite or near to the demised premises as the Lessor or other persons as aforesaid may think fit

2. The right on giving reasonable prior notice in writing (except in emergency) to enter and remain upon the demised premises with all necessary workmen tools appliances and materials (making good all damage occasioned thereby to the demised premises to the reasonable satisfaction of the Lessee and causing as little inconvenience and interference as possible) for the purpose of:

      (i)   carrying out any of the Lessor's obligations hereunder

      (ii) laying down and/or connecting to any sewers drains pipes wires cables and other apparatus in on under over across or through the demised premises to serve any part or parts of the Estate and/or such adjoining or neighbouring property

      (iii) maintaining repairing renewing and relaying the common roads and pathways where the same abut the demised premises

      (iv) repairing maintaining and rebuilding the parts of the Building immediately adjoining the demised premises including erecting any scaffolding which may be necessary or required provided that any such scaffolding shall be removed as soon as reasonably practicable

3. The right of passage and running of water and soil gas and electricity and other services or supplies from and to the remainder of the Building the Estate and/or such adjoining or neighbouring property through such of the sewers drains conduits gutters watercourses pipes cables wires and mains serving the Building the Estate or such adjoining and neighbouring property which now are or may before the expiration of a period of 21 years after the death of the last survivor of the descendants now living of His Late Majesty King George VI hereafter be in on or under the demised premises

4. All rights of light air and other easements liberties rights or advantages now or hereafter belonging to or enjoyed by the Building the Estate and any such property adjoining neighbouring or opposite from or over the demised premises

5. The right of support shelter and protection for the remainder of the Building from the demised premises

                               THE THIRD SCHEDULE

                                      PART 1

                            ("the Lessor's Expenses")

All costs and expenses whatsoever incurred by the Lessor in and about the provision of the Services which without prejudice to the generality thereof subject to the proviso hereinafter contained shall include those under the heads of expenditure charge or allowance set out hereunder

1. The expense of maintaining and as necessary repairing rebuilding redecorating and renewing replacing amending repointing sanding polishing painting graining varnishing colouring cleaning heating or lighting:

      (i) any parts of the Building which may be used in common by the Lessee and the other occupiers of the Building (including the drainpipes) or which may be for the mutual benefit and protection of the Building and the occupiers thereof other than any such parts as may be specifically demised to the occupiers of the Building or intended to be so demised; and

      (ii) the whole or any part of any buildings (including multi-storey car parks) on the Estate provided or to be provided by the Lessor for the mutual benefit and protection of the occupiers of the Estate AND all parts thereof and all additions thereto and all the appurtenances plant (including without prejudice to the generality of the foregoing any air conditioning plant and machinery) machinery apparatus and other things thereto belonging (including any which may be rendered necessary by any latent or inherent defect which the Lessor is liable to repair) together with any sums which the Lessor shall pay as a contribution in respect of the Estate or any part thereof to any superior lessor

2. The cost of making renewing repairing maintaining rebuilding and cleansing all roads accessways pavements landscaped areas external lighting sewers drains pipes watercourses party walls party structures party fences passages or other conveniences which may:

      (i) belong to or be used for the Estate in common with other premises near or adjoining thereto including any amounts which the Lessor shall be called upon to pay as a contribution towards such costs

      (ii) form part of the Estate and be used in common by the occupiers of all of the buildings comprised in the Estate

3. The cost of all insurances taken out by the Landlord in respect of the Estate the Building and the demised premises

4. The charges assessments meter rents and other outgoings (if any) payable by the Lessor in respect of all parts of the Building and the Estate insofar as the same are not paid direct by the tenants and occupiers thereof

5. The reasonable fees of the Lessor's managing agents for the collection of the rents the

      Principal Charge and the Supplementary Charge and such fees in respect of and for the general management of the Building and the Estate

6. All fees and costs incurred in respect of the Certificate and of accounts kept and audits made for the purpose thereof

7. The cost of taking all steps deemed desirable or expedient by the Lessor for complying with making representations against or otherwise contesting the incidence of the provisions of any legislation or orders or statutory requirements thereunder concerning town planning public health highways streets drainage or other matters relating or alleged to relate to the Building and/or the Estate for which the Lessee is not directly liable hereunder

8. The cost of providing fire fighting equipment appliances and fire alarm systems at the Estate (other than such as are supplied in the demised premises by the Lessee) including the cost of repair and maintenance of the same

9. The cost of employing staff (including managing agents caretakers maintenance personnel and/or security guards) either directly or indirectly for the performance of duties in connection with the maintenance and/or security of the Building and the Estate and the provision of services thereto and to the lessees thereof and all other incidental expenditure in relation to such employment including (but without limiting the generality of such provision) the payment of the statutory and such other insurance health pension welfare and other payments contributions and premiums industrial training levies redundancy and similar or ancillary payments that the Lessor may be required by statute or otherwise to pay or may at the Lessor's absolute discretion deem desirable or necessary in respect of such staff and uniforms working clothes tools appliances cleaning and other material bins receptacles and other equipment for the proper performance of their duties and of providing and maintaining accommodation within the remainder of the Building and/or the Estate for such staff

10. The cost of items properly attributable to the maintenance of the Building and/or the Estate and provision of services not specifically dealt with under the above paragraphs

11. The cost of any interest incurred by the Lessor on any money necessarily provided or borrowed by the Lessor to enable the Lessor to provide the Services

12. Any value added or other tax payable in respect of any costs expenses outgoings or other matters falling within any paragraph of this Schedule

13. The cost of painting renewing repairing and maintaining the rendering on the front fascia of the Building as referred to in Clause 4(3) hereof

14. Such provision ("the Reserve Fund") for anticipated expenditure in respect of the future provision of the Services under the terms hereof as the Lessor in the Lessor's reasonable discretion shall consider appropriate PROVIDED THAT the Lessee shall not be entitled to be repaid any part of the Reserve Fund at the expiry or sooner determination of this Lease AND PROVIDED FURTHER THAT on any permitted transfer of this Lease the amount in the Reserve Fund standing to the credit of the Lessee shall enure for the benefit and credit of the permitted transferee

                                     PART II

                       (Provisions for the calculation and payment

                                  of the Service Charge)

1. The Lessor shall as soon as practicable after the end of each of the Lessor's Financial Years procure the preparation of the Certificate relating thereto and the delivery of a copy thereof to the Lessee

2. The Certificate shall provide for the Lessee to pay the following proportions in respect of the Lessor's Expenses:

      (i)   25% of the said Expenses incurred in respect of the Building

      (ii) 11% of the said Expenses incurred in respect of that part of the Estate edged yellow on the Plan

      (iii) 3.3% of the said Expenses incurred in respect of that part of the Estate edged green on the Plan

      The Certificate shall save in respect of any arithmetical or other manifest error be conclusive evidence for the purposes hereof of the matters which it purports to certify

4. The Lessee shall on demand accompanied by a copy of the Certificate for the Lessor's Financial Year to which such demand relates pay to the Lessor the Principal Charge and the Supplementary Charge as shown in the Certificate (or in the case of any period of less than a year a due proportion thereof) subject however in each and every case to the deduction of any interim payments previously made by the Lessee on account thereof in pursuance of the provisions herein contained

5. The Lessee shall with every quarterly payment of rent pay to the Lessor such sums in advance and on account of the amounts prospectively payable under paragraph 3 hereof as the Lessor shall in the Lessor's discretion consider to be fair and reasonable

6. If it shall be found upon the issue of the Certificate that the aggregate of the interim payments made by the Lessee to the Lessor during the relevant Lessor's Financial Year in pursuance of paragraph 4 hereof exceeds the amounts payable pursuant to paragraph 3 hereof for the Lessor's Financial Year the Lessor shall credit to the Lessee for the following year the amount of such excess

7. PROVIDED ALWAYS that this Part H of this Schedule shall continue to apply notwithstanding the termination of the Term but only in respect of the period down to the termination of the Term

                               THE FOURTH SCHEDULE

(In this covenant the reference to the Lessee means the Lessee for the time being or a proposed assignee under this Lease)

The Guarantor HEREBY COVENANTS with the Lessor:

(a) that the Lessee will pay the rent hereby reserved on the days and in manner aforesaid and will perform and observe all the Lessee's covenants hereinbefore contained and that in the case of default in such payment of rent or in the performance or observance of such covenants as aforesaid the Guarantor will pay and make good to the Lessor on demand all losses damages costs and expenses thereby arising or incurred by the Lessor PROVIDED ALWAYS AND IT IS HEREBY AGREED that any neglect or forbearance of the Lessor in endeavouring to obtain payment of the rent hereby reserved when the same becomes payable or to enforce performance of the several stipulations herein on the Lessee's part contained and any time which may be given to the Lessee by the Lessor shall not release or exonerate or in any way affect the liability of the Guarantor under this covenant

(b) in the event of the Lessee (being a limited company) going into liquidation either voluntary or otherwise or the winding up of the Lessee Company and the Liquidator or Trustee in Bankruptcy disclaiming these presents the Guarantor will (if so required by the Lessor enter into a lease of the demised premises for a term equivalent to the residue of the Term which shall then be unexpired in terms and subject to covenants and rent in all respects similar to the terms rent and covenants of these presents mutatis mutandis and will with due expedition seal a counterpart of the new lease and complete the same with the Lessor's solicitors and further will discharge the Lessor's solicitors' costs and disbursements of and arising out of the disclaimer of these presents and the granting of the new lease

                               THE FIFTH SCHEDULE

                        Authorised Guarantee Agreement

THIS GUARANTEE is made on[                    ]

BETWEEN:-

(1)    [                  ] ("Outgoing Lessee")
(2)    [                  ] ("Lessor")
WHEREAS:

(A)   This Agreement is supplemental to a lease ("Lease") dated [       ] made
      between [      }

(B) Words and expressions used in this Agreement shall have the meanings ascribed to them in the Lease and "Guarantee Period" means the period from the date upon which the benefit of the Term is assigned to the Incoming Lessee until the date upon which the Incoming Lessee is effectively released (by virtue of an assignment or transfer of the whole of the demised premises to which the Lessor has given its consent) from its obligations to perform the covenants on the part of the tenant contained
      in the Lease and "Incoming Lessee" shall mean [     ]

(C)   The Lessor is entitled to the reversion immediately expectant on the Term

(D)   The Outgoing Lessee is entitled to the benefit of the Term

(E) The Outgoing Lessee has applied to the Lessor for consent to assign or transfer the whole of the demised premises to the Incoming Lessee

(F) As a condition of its consent to the proposed assignment or transfer the Lessor is entitled to require and has required the Outgoing Lessee to guarantee the performance by the Incoming Lessee of the covenants on the part of the tenant contained in the Lease

NOW THIS GUARANTEE witnesses that:

1. To pay observe and perform

The Outgoing Lessee covenants with and guarantees to the Lessor that:--

      1.1 the Incoming Lessee will throughout the Guarantee Period pay the rents and or other sums reserved by the Lease in the manner and at the times therein stipulated for payment

      1.2 the Incoming Lessee will throughout the Guarantee Period fully observe and perform the covenants on the part of the tenant set out in the Lease

      1.3 if the Incoming Lessee should at any time fail to pay such rents and/or other sums and/or to observe and perform such covenants then (in each such case and at each time) the Outgoing Lessee will:--

            1.3.1 forthwith pay such rents and/or other sums and observe and perform such covenants

            1.3.2 forthwith make good to the Lessor all losses damages costs and expenses suffered or incurred by the Lessor (whether directly or indirectly) by reason of the Incoming Lessee's failure

            1.3.3 indemnify and keep indemnified the Lessor from and against all actions proceedings costs claims demands liabilities and expenses arising (whether directly or indirectly) by reason of the Incoming Lessee's failure

2.    To take lease following disclaimer

The Outgoing Lessee further covenants with the Lessor that if at any time during the

Guarantee Period the Lease should be disclaimed by a competent person or forfeited or if at any time during the Guarantee Period the Incoming Lessee (being a company) should cease to exist the Outgoing Lessee shall (if the Lessor by notice in writing given to the Outgoing Lessee within six (6) months after such disclaimer or other event so requires) accept from and execute and deliver to the Lessor a counterpart of a new lease of the demised premises for a term commencing on the date of the disclaimer or other event and continuing for the residue then remaining unexpired of the Term such new lease to be at the cost of the Outgoing Lessee and to be at the same rents and subject to the same covenants, conditions and provisions as are contained in the Lease

3.    To make payments following disclaimer

If the Lessor shall not require the Outgoing Lessee to take a new lease of the demised premises the Outgoing Lessee shall nevertheless pay to the Lessor on demand a sum equal to the rent and other sums that would have been payable under the Lease but for the disclaimer or other event until the expiration of six (6) months therefrom or until the Lessor shall have granted a lease of the demised premises to a third party (whichever shall first occur)

4.    General

      4.1 The Outgoing Lessee agrees that its obligations to the Lessor are owed as principal debtor and primary obligor

      4.2 The Outgoing Lessee further agrees that its obligations are and will remain in full force and effect and that such obligations shall not be discharged impaired or affected in any way by:--

      4.2.1 any act event or omission which would or might otherwise have the effect of discharging impairing or affecting such obligations

      4.2.2 (without prejudice to the generality of paragraphs 4.2.1.) any time or indulgence granted by the Lessor to the Incoming Lesssee or any neglect or forbearance of the Lessor in enforcing the payment of the rents and/or other sums or the observance or performance of covenants on the part of the tenant contained in the Lease

      4.2.3 any refusal by the Lessor to accept rent tendered by or on behalf of the Incoming Lessee at a time when the Lessor was (or would after the service of a notice under Section 146 of the Law of Property Act 1925 have been entitled) to re-enter the demised premises

      4.2.4 any incapacity or disability of either the Incoming Lessee or the Outgoing Lessee (whether or not known to the Lessor at any time)

      4.2.5 the Lease becoming vested in a third party pursuant to Section 181 of the Involvency Act 1986

      4.2.6 the transfer or assignment of the reversion immediately expectant on the termination of the Term or

      4.2.7 any rent review

4.3   The Outgoing Lessee irrevocably and unconditionally waives:

      4.3.1 any rights it may have of first requiring the Lessor to proceed against or claim payment from the Incoming Lessee

      4.3.2 any entitlement it may have to participate in any security at any time held by the Lessor in respect of the Incoming Lessee's obligations under the Lease

      4.3.3 any right to participate in any review of rent under the Lease

      4.4 The Outgoing Lessee represents and warrants to the Lessor that it has the full authority capacity and entitlement to enter into this Agreement and to undertake its obligations to the Lessor

THE COMMON SEAL of BRITISH
SKY BROADCASTING LIMITED
was hereunto affixed
in the presence of:-

HEADS OF TERMS BETWEEN
BRITISH SKY BROADCASTING (Tenant) &
WARDSWIFT GROUP PLC. &
IBIS GROUP PLC. (The Sub-tenants)

THE LANDLORD:
Allied Domecq Plc., Wyndham Investments Limited.

THE PROPERTIES:
 Units 1 & 2 Twyford Place, Lincoln's Inn, High Wycombe, Bucks.

TENANT:
British Sky Broadcasting.

THE SUB-TENANTS:
Unit 1 Twyford Place - Wardswift Group Plc.
Unit 2 Twyford Place - Ibis Group Plc.

THE SUB-LEASES:

Two new sub-leases to be granted for each property to the above named sub-tenants for a term commencing 7th January, 1998, up to 21st August 2015, on full repairing and insuring items.

There to be provision inside of each lease for the tenant or the sub-tenant to break either lease at the end of the fifth year of the term each having given the other six months' prior written notice.

Further, subject to covenant at the time, should neither lease be broken by any party, the sub-tenancy may simultaneously cease as the sub-tenants take assignments of the tenants existing long lease, expiring on 21st August, 2015.

THE RENT UNIT 1:
Years l&2:(pound)41,520, Year 3 :(pound)83,040.
Year 4 (pound)83,040. Year 5 :(pound)83,040.

THE RENT UNIT 2:
Years l&2 : (pound) 41,945, Year 3 : (pound)83,895 Year 4 : (pound) 83,895. Year 5 : (pound)83,895.

THE LANDLORD'S SOLICITORS:
Ms. Jeanette Darby, Allied Domecq Plc., Conveyancing Dep., Wyndham Court, Pritchard Street, Bristol. B52 8RH Tel: 01179 244244

THE TENANT'S SOLICITORS:
John Downing, Esq., Messrs. Davenport Lyons,
1.Old Burlington Street, London. WIX 2NL

Tel:0171 287 5353

THE SUB-TENANTS' SOLICITORS:

John G. Gabbitas, Esq., Messrs. Cripps & Shone,
The Old House, West Street, Marlow, Bucks. 8L7 2LX

Tel: 01628 482115

LEGALS:
Each party to bear their own costs and the sub-tenants to each pay (pound)150 towards the landlords licence to sub-let costs.

CIRCULATION:
1. British Sky Broadcasting, Richard Brooke, Esq.,
2. British Sky Broadcasting, Ms. Belinda Rengert
3. Messrs. Davenport Lyons, John Downing, Esq.,
4. Messrs. Cripps & Shone, John G. Gabbitas, Esq.,
5. Wardswift Group Plc., Peter Kelly, Esq.,
6. Ibis Group Plc.. Peter Nagle Esq.,


NB The commencement date and expiry of the lease between Wyndham Investments and British Sky Broadcasting to be verified.

                           [GRAPHIC REPRESENTATION OF
         FLOOR PLANS OF THREE FLOORS OF TWYFORD PLACE AND BISHOPS COURT]

                           [GRAPHIC REPRESENTATION OF
     AREA MAP OF OVERALL SITE PLAN OF LINCOLN ROAD SHOWING CHICHESTER HOUSE,
                 NEWMANS ROW, TWYFORD PLACE AND BISHOPS COURT]
            applied immediately prior to the date of review as though such date was at the termination of the Lease (but without prejudice to any rights of the Lessor in regard thereto)

            (ii) the demised premises are fit for immediate occupation and use and are fully occupied with tenant's fixtures and fittings

            (iii) no work has been carried out thereon by the Lessee or any underlessee or their predecessors in title during the Term which has diminished the rental value of the demised premises

            (iv) in case the demised premises have been destroyed or damaged they have been fully restored

            (v) the demised premises may be used for an purpose under the Planning Acts and without limitation

            (vi) the Lessor has irrevocably undertaken not to charge Value Added Tax on the rent firstly reserved hereunder

AND there being disregarded any effect on rent of:

            (i) any goodwill attributable to the demised premises by reason of any trade or business carried on therein by the Lessee or any underlessee (ii) the fact that the Lessee or any underlessee may have been in occupation of the demised premises (iii) any rent free or reduced rent periods or reverse premiums or other concessions which a willing lessor might give to a willing lessee in the open market at the relevant date of review

            (iv) the fact that the Lessor has the right to elect that Value Added Tax be charged on the rent firstly reserved hereunder whether or not such right shall have been exercised

            (v) any effect on rent of any improvement to the demised premises or any part thereof approved by the Lessor in writing and carried out by the Lessee otherwise than in pursuance of any obligation on its part contained in this Lease

      (c) (i) if the Lessor and the Lessee shall be unable to agree on the amount of the rack rental market value as aforesaid then the same shall be decided by a surveyor (who shall act and be deemed to act as an expert and not as an arbitrator) to be agreed upon by the parties hereto or in the event of failure so to agree by a surveyor to be nominated at the request at any time of either the Lessor or the Lessee by or on behalf of the President for the time being of the Royal Institution of Chartered Surveyors and either party may at any time from three months prior to the relevant review date without notice have the right to refer the matter to the said President or to such person on his behalf and the decision of such surveyor shall be binding on both the Lessor and the Lessee and the fees payable to any such surveyor in respect of any decision made by him shall be borne and paid by the parties hereto in such shares and such manner as he shall determine and such surveyor shall afford to each of the parties hereto an opportunity to make representations to him and if such surveyor shall die delay or become unwilling or incapable of acting or if for any other reason the President for the time being of the Royal Institution of Chartered Surveyors or the person acting on his behalf shall in his absolute discretion think fit he may by writing discharge such surveyor and appoint another in his place

            (ii) in the event of the determination of such surveyor not having been made and communicated to both parties hereto prior to the commencement of the review period for any reason whatever then in respect of the period of time (hereinafter called "the said interval") beginning with the said commencement and ending on the quarter day immediately following the date on which such determination shall have been made and communicated as aforesaid the rent payable hereunder shall continue to be paid at the rate payable immediately prior to the commencement of the review period (hereinafter called "the Rent") PROVIDED that at the expiration of the said interval there shall be due as additional rent payable by the Lessee to the Lessor on demand a sum of money equal to the amount whereby the reviewed rent shall exceed the Rent but duly apportioned in respect of the said interval TOGETHER with interest thereon calculated at the

            (but this shall not prevent further notices being served for subsequent review periods)

            (f) if upon any such review as aforesaid it shall be agreed or determined that the Rent previously payable hereunder shall be increased the Lessor and Lessee shall enter into a written memorandum to be prepared by the Lessor signed by both parties recording the increased rent thenceforth payable and each party shall bear their own costs in connection therewith

I N W I T N E S S whereof the parties hereto have executed this deed the day and year first before written

                               THE FIRST SCHEDULE

                                     PART I

                                 ("the Estate")

ALL THAT property known as Lincolns Inn Lincoln Road High Wycombe
Buckinghamshire shown edged yellow and green on the Plans but excluding any buildings thereon let to any other tenant

                                    PART II

                                ("the Building")

ALL THAT building known as Twyford Place Lincolns Inn aforesaid shown edged blue on the Plans

                                    PART III

                            ("the demised premises")

ALL THOSE premises known as Unit 2 Twyford Place Lincoins Inn aforesaid shown edged red on the Plans

                               THE SECOND SCHEDULE

                                     PART I

                                (rights granted)

The right (in common with the Lessor and all others now or hereafter during the Term entitled to the like right).

1. to use all drains sewers channels and watercourses and water gas and electric conduits mains pipes wires and cables or conducting media and all or any other services now or hereafter provided for the demised premises ("the demised premises' services") and laid in or over the demised premises and adjoining or neighbouring parts of the Building the Estate or in under or over any other property across which the Lessor shall have rights to carry the same for the passage of surface water and sewage from and water gas electricity and other services to and from the demised premises

2. to use such common roads and pathways as may from time to time be on the Estate for the purpose of access to and from the Building

3. to use seventeen car parking spaces on the Estate which shall be allocated from time to time in its absolute discretion by the Lessor

4. to use any loading bays or forecourt adjacent to the demised premises which may be made available by the Lessor for use by the Lessee from time to time during the Term whether within the curtilages of the Building or the Estate

5. of support shelter and protection for the demised premises from such parts of the remainder of the Building as Presently afford the same

6. on giving reasonable notice (except in emergency) with or without workmen equipment and materials to enter so far as may be necessary or required and remains on other parts of the Building and/or the Estate adjoining the demised premises for the purposes of fulfilling its obligations hereunder and of repairing maintaining and rebuilding the demised premises and the demised premises' services including erecting any scaffolding which may be necessary or required PROVIDED THAT the persons exercising such rights shall cause as little inconvenience and interference as possible shall carry out any work expeditiously and shall forthwith make good any damage caused to any part of the Building and/or the Estate to the reasonable satisfaction of the owner for the time being thereof AND PROVIDED FURTHER THAT any scaffolding erected in the exercise of such rights shall be removed as soon as reasonably practicable

                                     PART II

                          (exceptions and reservations)

1. The right to erect or consent hereafter to any person erecting a new building or to rebuild or to alter the Building or any building for the time being on the Estate or on any land adjoining neighbouring or opposite to the Estate and to let the same for any purpose or otherwise deal therewith notwithstanding In that such may diminish or prejudicially affect the access of light or air or the right of support and shelter or any other liberty easement right or advantage enjoyed by the demised

                           [GRAPHIC REPRESENTATION OF
         FLOOR PLANS OF THREE FLOORS OF TWYFORD PLACE AND BISHOPS COURT]

                           [GRAPHIC REPRESENTATION OF
     AREA MAP OF OVERALL SITE PLAN OF LINCOLN ROAD SHOWING CHICHESTER HOUSE,
                 NEWMANS ROW, TWYFORD PLACE AND BISHOPS COURT] premises And the right to deal with the Building and any Property adjoining opposite or near to the demised Premises as the Lessor or other persons as aforesaid may think fit

2. The right on giving reasonable prior notice in writing (except in emergency) to enter and remain upon the demised premises with all necessary workmen tools appliances and materials (making good all damage occasioned thereby to the demised premises to the reasonable satisfaction of the Lessee and causing as little inconvenience and interference as possible) for the purpose of:

      (i) carrying out any of the Lessor's obligations hereunder

      (ii) laying down and/or connecting to any sewers drains pipes wires cables and other apparatus in on under over across or through the demised premises to serve any part or parts of the Estate and/or such adjoining or neighbouring property

      (iii) maintaining repairing renewing and relaying the common roads and pathways where the same abut the demised premises

      (iv) repairing maintaining and rebuilding the parts of the Building immediately adjoining the demised premises including erecting any scaffolding which may be necessary or required provided that any such scaffolding shall be removed ~s soon as reasonably practicable

3. The right of passage and running of water and soil gas and electricity and other services or supplies from and to the remainder of the Building the Estate and/or such adjoining or neighbouring property through such of the sewers drains conduits gutters watercourses pipes cables wires and mains serving the Building the Estate or such adjoining and neighbouring property which now are or may before the expiration of a period of 21 years after the death of the last survivor of the descendants now living of His Late Majesty King George VI hereafter be in on or under the demised premises

4. All rights of light air and other easements liberties rights or advantages now or hereafter belonging to or enjoyed by the Building the Estate and any such property adjoining neighbouring or opposite from or over the demised premises

5. The right of support shelter and protection for the remainder of the Building from the demised premises

                               THE THIRD SCHEDULE

                                     PART I

                             (the Lessor's Expenses)

All costs and expenses whatsoever incurred by the Lessor in and about the provision of the Services which without prejudice to the generality thereof subject to the proviso hereinafter contained shall include those under the heads of expenditure charge or allowance set out hereunder

1. The expense of maintaining and as necessary repairing rebuilding redecorating and renewing replacing amending repointing sanding polishing painting graining varnishing colouring cleaning heating or lighting:

      (i) any parts of the Building which may be used in common by the Lessee and the other occupiers of the Building (including the drainpipes) or which may be for the mutual benefit and protection of the Building and the occupiers thereof other than any such parts as may be specifically demised to the occupiers of the Building or intended to be so demised; and

      (ii) the whole or any part of any buildings (including multi-storey car parks) on the Estate-provided or to be provided by the Lessor for the mutual benefit and protection of the occupiers of the Estate

AND all parts thereof and all additions thereto and all the appurtenances plant (including without prejudice to the generality of the foregoing any air conditioning plant and machinery) machinery apparatus and other things thereto belonging (including any which may be rendered necessary by any latent or inherent defect which the Lessor is liable to repair) together with any sums which the Lessor shall pay as a contribution in respect of the Estate or any part thereof to any superior lessor

2. The cost of making renewing repairing maintaining rebuilding and cleansing all roads accessways pavements landscaped areas external lighting sewers drains pipes watercourses party walls party structures party fences passages or other conveniences which may:

(i) belong to or be used for the Estate in common with other premises near or adjoining thereto including any amounts which the Lessor shall be called upon to pay as a contribution towards such costs

(ii) form part of the Estate and be used in common by the occupiers of all of the buildings comprised in tbe Estate

3. The cost of all insurances taken out by the Landlord in respect of the Estate the Building and the demised premises

4. The charges assessments meter rents and other outgoings if any payable by the Lessor in respect of all parts of the Building and the Estate insofar as the same are not paid direct by the tenants and occupiers thereof

5. The reasonable fees of the Lessor's managing agents for the collection of the rents the Principal Charge and the Supplementary Charge and such fees in respect of and for the general management of the Building and the Estate

6. All fees and costs incurred in respect of the Certificate and of accounts kept and audits made for the purpose thereof

7. The cost of taking all steps deemed desirable or expedient by the Lessor for complying with making representations against or otherwise contesting the incidence of the provisions of any legislation or orders or statutory requirements thereunder concerning town planning public health highways streets drainage or other matters relating or alleged to relate to the Building and/or the Estate for which the Lessee is not directly liable hereunder

8. The cost of providing fire fighting equipment appliances and fire alarm systems at the Estate (other than such as are supplied in the demised premises by the Lessee) including the cost of repair and maintenance of the same --

9. The cost of employing staff (including managing agents caretakers maintenance personnel and/or security guards) either directly or indirectly for the performance of duties in connection with the maintenance and/or security of the Building and the Estate and the provision of services thereto and to the lessees thereof and all other incidental expenditure in relation to such employment including (but without limiting the generality of such provision) the payment of the statutory and such other insurance health pension welfare and other payments contributions and premiums industrial training levies redundancy and similar or ancillary payments that the Lessor may be required by statute or otherwise to pay or may at the Lessor's absolute discretion deem desirable or necessary in respect of such staff and uniforms working clothes tools appliances cleaning and other material bins receptacles and other equipment for the proper performance of their duties and of providing and maintaining accommodation within the remainder of the Building and/or the Estate for such staff

10. The cost of items properly attributable to the maintenance of the Building and/or the Estate and provision of services not specifically dealt with under the above paragraphs

11. The cost of any interest incurred by the Lessor on any money necessarily provided or borrowed by the Lessor to enable the Lessor to provide the Services

12. Any value added or other tax payable in respect of any costs expenses outgoings or other matters falling within any paragraph of this Schedule

13. The cost of painting renewing repairing and maintaining the rendering on the front fascia of the Building as referred to in Clause 4(3) hereof

14. Such provision ("the Reserve Fund") for anticipated expenditure in respect of the future provision of the Services under the terms hereof as the Lessor in the Lessor's reasonable discretion shall consider appropriate PROVIDED THAT the Lessee shall not be entitled to be repaid any part of the Reserve Fund at the expiry or sooner determination of this Lease AND PROVIDED

FURTHER THAT on any permitted transfer of this Lease the amount in the Reserve Fund standing to the credit of the Lessee shall enure for the benefit and credit of the permitted transferee

                                     PART II

                       (Provisions for the calculation and payment

                                  of the Service Charge)

1. The Lessor shall as soon as practicable after the end of each of the Lessor's Financial Years procure the preparation of the Certificate relating thereto and the delivery of a copy thereof to the Lessee

2. The certificate shall provide for the Lessee to opay the following proportions in respect of the Lessor's Expenses:

      (i)   25% of the said Expenses incurred in respect of the Building

      (ii) 11% of the said Expenses incurred in respect of that part of the Estate edged yellow on the Plan

      (iii) 3.3% of the said Expenses incurred in respect of that part of the Estate edged green on the Plan

3. The Certificate shall save in respect of any arithmetical or other manifest error be conclusive evidence for the purposes hereof of the matters which it purports to certify

4. The Lessee shall on demand accompanied by a copy of the Certificate for the Lessor's Financial Year to which such demand relates pay to the Lessor the Principal Charge and the Supplementary Charge as shown in the Certificate (or in the case of any period of less than a year a due proportion thereof) subject however in each and every case to the deduction therefrom any interim payments previously made by the Lessee on account thereof in pursuance of the provisions herein contained

5. The Lessee shall with every quarterly payment of rent pay to the Lessor such sums in advance and on account of the amounts prospectively payable under paragraph 3 hereof as the Lessor shall in the Lessor's discretion consider to be fair and reasonable

6. If it shall be found upon the issue of the Certificate that the aggregate. of the interim payments made by the Lessee to the Lessor during the relevant Lessor's Financial Year in pursuance of paragraph 4 hereof exceeds the amounts payable pursuant to paragraph 3 hereof for the Lessor's Financial Year the Lessor shall credit to the Lessee for the following year the amount of such excess

7. PROVIDED ALWAYS that this Part II of this Schedule shall continue to apply notwithstanding the termination of the Term but only in respect of the period down to the termination of the Term


       THE COMMON SEAL of BRITISH         )
       SATELLITE BROADCASTING             )   [ILLEGIBLE]
       LIMITED was hereunto affixed       )
       in the presence of:--              )

                                    Director

                                    [ILLEGIBLE]
                                    Secretary

              DATED___________________________________________ 1997
                      BRITISH SKY BROADCASTING LIMITED (1)

                                     - and -

                               IBIS GROUP PLC. (2)

                        ===================================

                               AGREEMENT FOR Lease
                                       of
                                    Unit Two,
                          Twyford Place, Lincolns Inn,
                         High Wycombe, Buckinghamshire.

                        ===================================

                                 Davenport Lyons
                             1 Old Burlington Street
                                  London W1X 1LA

                               Tel: 0171-468 2600
                               Fax: 0171-437 8216

THIS AGREEMENT FOR LEASE is made the        day of              1997

BETWEEN:

(1) BRiTISH SKY BROADCASTING LIMITED whose registered office is at Grant Way, Isleworth, Middlesex, TW7 5QF. ("the Landlord") and

(2)   IBIS GROUP PLC. whose registered office is at ("the Tenant")

IT IS AGREED as follows:

1.    LEASE COMPLETION

1.1   Fourteen days after the later of:

      1.1.1 the date upon which the Superior Landlord's Licence to Underlet has been granted in accordance with Clause 3.19 of the Superior Lease and

      1.1.2 the grant of an Order of the High Wycombe County Court pursuant to
            Section 38(4) of the Landlord and Tenant Act 1954 (as amended) ("the Act") by which the provisions of Sections 24 to 28 (inclusive) of the Act are excluded in relation to the Lease the Landlord shall grant and the Tenant shall take and execute a counterpart of the Lease (in the attached form) ("the Lease") of the Premises for a term of years expiring on 20th August 2015 and upon the terms and conditions set out therein

1.2. Upon completion the Lease shall be granted free of all charges and encumbrances but subject to the matters referred to in the title of the Premises specified in Clause 4.1. hereof including for the avoidance of doubt the Superior Lease (in respect of which the Tenant shall not raise any requisitions or enquiries) save for any financial charges in respect of which the Landlord shall procure the consent of any Superior Landlord to the grant of the Lease to the Tenant

2.    NO DEMISE

Until the grant of the Lease this agreement shall not be deemed to operate as a demise of the Premises or any part thereof

3.    NO ALIENATION

The Tenant shall not assign charge or part with its interest under this Agreement or any part thereof nor shall the Landlord be required to grant the Lease to any person other than the Tenant

4.    TITLE

4.1 The title of the Premises (with other property) is registered at HM Land Registry with

      Title Absolute under Title No BM154874 and title shall be deduced in accordance with S11O(1) of the Land Registration Act 1925

4.2 The completion of the grant of the Lease shall take place at the offices of the Developer's Solicitors Messrs. Davenport Lyons of 1 Old Burlington Street London W1X 1LA

4.3 Vacant possession of the Premises shall be provided upon completion of the Lease

5.    OUTSTANDING PROVISIONS AFTER LEASE

All the terms conditions and stipulations of this Agreement shall remain in full force and effect to the extent that the same remain to be implemented notwithstanding the grant of the Lease

6.    SERVICE OF NOTICES

Any notice or demand required to be served hereunder may either be left at or sent by ordinary prepaid post or by facsimile in the case of an individual or in the case of a firm be left at or sent by ordinary prepaid post or facsimile to the last known address the principal place of business and in the case of a company any such notice or demand may be left at or sent by ordinary prepaid post or facsimile to its registered office or principal place of business and such notice or demand shall be deemed to be received on the day following the date of such posting or facsimile thereof as aforesaid

7.    ENTIRE AGREEMENT

The Agreement and the conditions herein contained constitute the entire agreement between the parties and may only be varied or modified either by correspondence between the parties' respective solicitors or collateral contract or otherwise in writing under the hands of the parties

8.    NO REPRESENTATIONS

Save for the written statements of the Landlord's solicitors in answer to written preliminary enquiries prior to the making of this Agreement it is hereby acknowledged by the Tenant that it has not entered into this Agreement in reliance wholly or partly on any statement or representation made to the Tenant or its agents provided that this condition shall not apply to any error mis-statement or omission which is recklessly or fraudulently made

9.    LOCAL LAND CHARGES

So far as the same relate thereto the Premises are subject to all local land charges whether registered or not before the date hereof and all matters capable of registration as local land charges whether or not actually so registered and all notices charges orders resolutions demands plans proposals requirements restrictions agreements conditions directions or other matters whatsoever served or made by any local or other competent authority before on or after the date hereof

10.   STANDARD CONDITIONS

The Standard Conditions of Sale (3rd Edition) shall be deemed to be incorporated herein except as varied by or inconsistent with the provisions of this Agreement

11.   COURT ORDER

The Landlord and the Tenant shall make a joint application to the High Wycombe County Court to obtain an Order pursuant to Section 38(4) of the Landlord and Tenant Act 1954 (as amended) by which the provisions of Sections 24 to 28 (inclusive) of the Act are excluded in relation to the Lease

12.   HEADINGS

The paragraph headings shall not affect the interpretation hereof

AS WITNESS the hands of the parties hereto

                      THE FIRST SCHEDULE ABOVE REFERRED TO

                           (Description of Premises).

Unit Two, Twyford Place, Lincolns Inn, Lincolns Road, High Wycombe, Buckinghamshire, shown for identification purposes edged yellow and green on the attached plan(s) but excluding any buildings thereon let to any other tenant


SIGNED by                        )
duly authorised on behalf of     )
BRITISH SKY BROADCASTING LIMITED )

SIGNED by                        )
duly authorised on behalf of     )
IBIS GROUP PLC.                  )

                                   MEMORANDUM

IT IS HEREBY AGREED AND DECLARED between:

1. WYNDHAM INVESTMENTS LIMITED whose registered office is at Wyndham Court Pritchard Street Bristol BS2 8RH and

2. BRITISH SKY BROADCASTING LIMITED whose registered office is at 6 Centaurs Business Park Grant Way Isleworth Middlesex TW7 5QD

the present Lessor and Lessee respecttively under a Lease ("the Lease") dated 21st August 1990 and made between Questsun Limited (1) and British Satellite Broadcasting Limited (2) of premises situate at and known as Unit 2 Twyford Place Lincolns Inn High Wycombe Buckinghamshire and more particularly described in the Lease THAT pursuant to the provisions of Clause 6 thereof the yearly rent firstly reserved by the Lease shall with effect from the 20th August 1995 continue of EIGHTY THREE THOUSAND AND EIGHT HUNDRED NINETY-FIVE POUNDS ((pound)83895) exclusive.

AND THAT this Memorandum shall be attached to the Lease and Counterpart thereof and shall henceforth be conclusive evidence of the yearly rent payable pursuant to the first rent review thereunder

DATED this 20th day of December 1995

SIGNED by

for and on behalf of

WYNDHAM INVESTMENTS LTM